SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2017
SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT
SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

12.  SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

	2016	2017
	RMB	RMB
Short-term bank borrowings	6,668,284,614	8,685,459,606
2020 Notes (Note 17)	—	4,554,403,494
2018 Notes (Note 17)	—	3,076,419,373
2017 Notes (Note 17)	170,867,230	—
Other short-term debt	48,157,745	—

Total	6,887,309,589	16,316,282,473

As of December 31, 2017, the Company obtained short-term bank borrowings of RMB8.7 billion (US$1.3 billion) in aggregate, of which RMB2.3 billion were collateralized by bank deposits of RMB595 million classified as restricted cash and/or short-term investment of RMB1.7 billion. The weighted average interest rate for the outstanding borrowings was approximately 3.92%.

The short-term borrowings contain covenants including, among others, limitation on liens, consolidation, merger and sale of the Company’s assets. The Company is in compliance with all of the loan covenants as of December 31, 2016 and 2017.

As of December 31, 2016 and 2017, RMB171 million of 2017 Notes and RMB3.1 billion of 2018 Notes is classified as short-term debt, respectively, to present that the Notes may be redeemed or mature within one year. As of December 31, 2017, RMB4.6 billion (US$700 million) of 2020 Notes was reclassified as short-term debt because the 2020 Notes holders had a non-contingent option to require the Company to repurchase for cash all or any portion of their 2020 Notes on July 1, 2018.